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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 6, 2001


                              CONVERGYS CORPORATION
             (Exact name of registrant as specified in its charter)


            Ohio                         1-4379                   31-1598292
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

           201 East Fourth Street
             Cincinnati, Ohio                                           45202
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (513) 723-7000

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FORM 8-K                                                   CONVERGYS CORPORATION


ITEM 5. OTHER EVENTS.

     On April 6, 2001, Convergys Corporation ("Convergys") consummated its acquisition of all of the issued and outstanding capital stock of Geneva Technology Limited, of Cambridge, U.K. Geneva Technology shareholders and option holders received a fixed total of approximately 17.6 million Convergys shares and options in exchange for all the outstanding shares and options of Geneva Technology.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONVERGYS CORPORATION


                                        By: /s/ William D. Baskett III
                                           -----------------------------------
                                           William D. Baskett III
                                           General Counsel and Secretary



Date: April 10, 2001